STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT dated as of the 28th day of May 2001 (the "Effective Date"), by and between Lingo Media Inc. (f/k/a Alpha Communications Corp.), an Ontario corporation (the "Seller"), and 1476848 Ontario Inc. an Ontario corporation (the "Purchaser").

                              W I T N E S S E T H:


     WHEREAS, AlphaCom Corporation, a Delaware corporation (the "Corporation"), has issued and outstanding 44,400,000 shares of common stock, $ 0.0001 par value per share (the "Common Stock");

     WHEREAS, the Seller is the record and beneficial holder of 44,000,000 shares of Common Stock (the "Shares"); and

     WHEREAS, the Purchaser desires to acquire from the Seller, and the Seller desires to sell to the Purchaser, the Shares on the terms and subject to the conditions set forth herein, as provided herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto and all final or temporary regulations promulgated thereunder and generally applicable published rulings entitled to precedential effect.

     "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

     "Governmental Body" means any federal, state, local or foreign governmental authority or regulatory body, any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory authority thereunder and any person directly or indirectly owned by and subject to the control of any of the foregoing, or any court, arbitrator or other judicial or quasi-judicial tribunal.

     "Lien" means any mortgage, charge, pledge, lien, security interest, claim, encumbrance or restriction, of any kind or nature.

     "Person" means an individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or other entity or a government or other department or agency thereof.

                                   ARTICLE II
                                PURCHASE AND SALE

     Purchase and Sale of Shares and Payment of Purchase Price. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Purchaser and the Seller hereby agree that:

     The Seller hereby sells and shall, simultaneously with the execution of this Agreement, deliver to the Purchaser certificates for the Shares, duly endorsed in blank or accompanied by stock powers in blank, free and clear of all Liens.

     The Purchaser hereby purchases from the Seller the Shares and shall, simultaneously with the execution of this Agreement, pay to the Seller an aggregate of One Hundred and Fifty Thousand Canadian Dollars ($150,000) (the "Purchase Price") to be paid as follows:

     (i) US$14,229.75 (CDN $ 21,771.52) Promissory Note which was loaned to the Seller on April 16, 2001 to retired and applied as consideration towards the Purchase Price

     (ii) CDN $ 128,338.48 to be paid in cash by wire transfer or bank draft to the Seller from the Purchaser's attorney in trust.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller represents and warrants to the Purchaser that:

     Organization; Good Standing. To the Seller's knowledge, the Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. To the Seller's knowledge, the Corporation has the power and authority to conduct all of the business and activities conducted by it and to own or lease all of the assets owned or leased by it. To the Seller's knowledge, the Corporation is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the business and activities conducted by it and/or the character of the assets owned or leased by it makes such qualification or license necessary (such jurisdictions being listed in Schedule 3.01 hereto).

     Authority Relative to and Validity of Agreement. The Seller has full right, power, authority and legal capacity to enter into, execute and deliver this Agreement and to assume and perform all of its obligations hereunder. The execution and delivery of this Agreement and the performance by the Seller of its obligations hereunder have been duly authorized by the Board of Directors of the Seller and no further action or authorization on the part of or with respect to the Seller, including, without limitation, any action or authorization by the stockholders or other equity owners thereof, is necessary to authorize the execution and delivery by it of, and the performance of its obligations under, this Agreement. There are no contractual, statutory or other restrictions of any kind upon the power and authority of the Seller to execute and deliver this Agreement and to consummate the transactions contemplated hereunder and no action, waiver or consent by any Governmental Body is necessary to make this Agreement valid and binding upon the Seller in accordance with its terms. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligations of the Seller. This Agreement is enforceable against the Seller in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights and
(ii) the fact that equitable remedies or relief (including, without limitation, the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought.

     Required Filings and Consents; No Conflict. The execution, delivery and consummation of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate (i) any law, regulation, judgment, order or decree binding upon the Seller or (ii) any provision of its Certificate of Incorporation or By-laws or similar governing documents, or (b) conflict with or result in a breach of any condition or provision of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or result in the creation or imposition of any Lien upon any properties or assets of the Seller (including the Shares) pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under, any indenture, loan agreement, mortgage, deed of trust, lease, contract, license, franchise or other agreement or instrument to which the Seller is a party or which is or purports to be binding upon the Seller or by which any of its properties are bound.

     Section 3.04 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by or on behalf of the Seller in such a manner as not to give rise to any claim against the Seller or the Purchaser, for a finder's fee, brokerage commission, advisory fee or other similar payment.

     Section 3.05 Shares. To the Seller's knowledge, the Shares have been duly authorized, are legally and validly issued, and are fully paid and nonassessable. To the Seller's knowledge, none of the Shares have been issued in violation of any applicable state or federal securities laws. The Seller owns the Shares and upon transfer thereof of the Purchaser in accordance with this Agreement, the Purchaser will acquire the Shares, free and clear of all Liens.

     Subject in part to the truth and accuracy of the Purchaser's representations set forth in Article IV of this Agreement, the sale of the Shares as contemplated by this Agreement is exempt from the registration requirements of any applicable state and federal securities laws. The Seller has not engaged in any general solicitation or advertising in connection with the sale of the Shares.

     Section 3.06 Consents and Approvals. Except for filings required under the Securities and Exchange Act of 1934, as amended (the "Securities Exchange Act"), no consent, authorization, order or approval of, or filing or registration with, any Governmental Body or other Person is required for the execution and delivery by the Seller of this Agreement and all other documents contemplated hereby and the consummation by the Seller of the transactions contemplated by this Agreement.

     Section 3.07 Financial Statements; SEC Filings. The Seller heretofore has delivered to the Purchaser true and complete copies of the Corporation's filings made with the Securities and Exchange Commission (the "SEC") since the filing of its Registration Statement on Form 10SB 12G, as filed with the Securities and Exchange Commission on October 29, 1999 (the "Form10SB 12G"), which consists of
(a) the registration statement, together with any amendments thereto on Form 10SB 12G, (b) Annual Reports on Form 10-K for the fiscal years ended (i) December 31, 2000 (the "2000 Form 10-K"), including audited consolidated balance sheet as of December 31, 2000, and the related audited consolidated statements of operations, shareholders' equity and cash flow for the fiscal year then ended (including the related notes and schedules), and the related opinion of KPMG LLP, independent certified public accountants (the financial statements referred to in this subparagraph being collectively referred to hereinafter as the "2000 Statements") and (ii) December 31, 1999, including audited consolidated balance sheet as of December 31, 1999, and the related audited consolidated statements of operations, shareholders' equity and cash flow for the fiscal year then ended (including the related notes and schedules), and the related opinion of KPMG LLP, independent certified public accountants (the financial statements referred to in this subparagraph being collectively referred to hereinafter as the "1999 Statements") and (b) Quarterly Reports on Form 10-Q for the quarters ended September 30, 1999, March 31, 2000, June 30, 2000, September 30, 2000, and March 31, 2001 (all such filings the "SEC Filings"). As of their respective dates, the SEC Filings did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The 2000 Statements, the 1999 Statements and the financial statements of the Corporation included in the SEC Filings were prepared in accordance with GAAP applied on a consistent basis, are true, complete and correct in all material respects and present fairly the financial position of the Corporation as of the dates and for the periods indicated.

     Section 3.08 Tax Returns and Payments. To the Seller's knowledge, the Corporation has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Seller's knowledge all other taxes due and payable by the Corporation on or before the execution of this Agreement have been paid or will be paid prior to the time they become delinquent. To the Seller's knowledge, the Corporation has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Seller has no knowledge of any liability of any tax to be imposed upon the Corporation's properties or assets as of the date of this Agreement that is not adequately provided for. To the Seller's knowledge, the Corporation has not executed any waiver of any statute of limitations on the assessment or calculation of any tax or governmental charge.

     Section 3.09 Liabilities. To the Seller's knowledge, the Corporation has no material obligations or liabilities and knows of no material contingent obligations or liabilities not disclosed in the 2000 Statements, except current liabilities as set forth in Schedule 3.09 hereto, and obligations entered into, in the ordinary course of business subsequent to December 31, 2000, which neither have, nor are reasonably expected to have, either in any individual case or in the aggregate, a material adverse affect on the business, assets, liabilities, financial condition or operations of the Company.

     Section 3.10 No Material Adverse Change. To the Seller's knowledge, since December 31, 2000, there has been no material adverse change in the assets, properties, business, prospects, operations or condition (financial or otherwise) of the Corporation and the Seller does not know of any such change that is threatened, nor has there been any damage, destruction or loss materially adversely affecting the assets, properties, business, prospects, operations or condition (financial or otherwise) of the Corporation whether or not covered by insurance.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Seller that:

     Section 4.01 Organization and Good Standing. The Purchaser is a company duly incorporated under the laws of the Province of Ontario, Canada. The
Purchaser has the power and authority to conduct all of the business and activities conducted by it and to own or lease all of the assets owned or leased by it. The Purchaser is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the business and activities conducted by it and/or the character of the assets owned or leased by it makes such qualification or license necessary (such jurisdictions being listed in Schedule 4.01 hereto).


     Section 4.02 Authority Relative to and Validity of Agreement. The Purchaser has full right, power, authority and legal capacity to enter into, execute and deliver this Agreement and to assume and perform all of its obligations hereunder. The execution and delivery of this Agreement and the performance by the Purchaser of its obligations hereunder have been duly authorized by the Board of Directors, or the equivalent thereof, of the Purchaser and no further action or authorization on the part of or with respect to the Purchaser, including, without limitation, any action or authorization by the stockholders or other equity owners thereof, is necessary to authorize the execution and delivery by it of, and the performance of its obligations under, this Agreement. There are no contractual, statutory or other restrictions of any kind upon the power and authority of the Purchaser to execute and deliver this Agreement and to consummate the transactions contemplated hereunder and no action, waiver or consent by any Governmental Body is necessary to make this Agreement valid and binding upon the Purchaser in accordance with its terms. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligations of the Purchaser. This Agreement is enforceable against the Purchaser in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights and (ii) the fact that equitable remedies or relief (including, without limitation, the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought.

     Section 4.03 No Violation of Other Instruments or Obligations. The execution, delivery and consummation of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate (i) any law, regulation, judgment, order or decree binding upon the Purchaser or (ii) any provision of its Certificate of Incorporation or By-laws or similar governing documents, or (b) conflict with or result in a breach of any condition or provision of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or result in the creation or imposition of any Lien upon any properties or assets of the Purchaser pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under, any indenture, loan agreement, mortgage, deed of trust, lease, contract, license, franchise or other agreement or instrument to which the Purchaser is a party or which is or purports to be binding upon the Purchaser or by which any of its properties are bound.


     Section 4.04 Consents and Approvals. Except for filings required under the Securities Exchange Act, no consent, authorization, order or appeal of, or filing or registration with, any Governmental Body or other person is required for the execution and delivery by the Purchaser of this Agreement and all other documents contemplated hereby and the consummation by the Purchaser of the transactions hereby contemplated.

     Section 4.05 Finder's Fees. The Purchaser has not incurred any liability for finders or brokerage fees or agent's commissions in connection with this Agreement or the transactions hereby contemplated.

     Section 4.06 Purchase for Investment. The Purchaser is acquiring the Shares for its own account and not with a view to the resale or distribution of all or any portion of the Shares.

     Section 4.07 Disclosure of Information. The Purchaser has had an opportunity to discuss the Corporation's business, management and financial affairs with directors, officers and management of the Corporation and has had the opportunity to review the Corporation's operations and facilities and is satisfied with the results thereof. The Purchaser has had an opportunity to ask questions and receive answers from the Seller and the Corporation regarding the terms and conditions of the sale of the Shares and the business, properties, prospects and financial condition of the Corporation. The foregoing, however, does not limit or modify the representations and warranties of the Seller in
Article III of this Agreement or the right of the Purchaser to rely thereon.

     Section 4.08 Investment Experience. The Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Corporation pursuant to its purchase of the Shares contemplated hereby and can bear the economic risk of its investment.

     Section 4.09 Restricted Securities. The Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended, and accordingly, that the Purchaser may not be able to sell or otherwise dispose of the Shares without registration thereof under the Securities Act unless an exemption from such registration is available. The Purchaser consents that (i) the certificate or certificates representing the Shares may be impressed with a legend indicating that the Shares have not been registered under the Securities Act and reciting that the transfer thereof is restricted; and (ii) stop transfer instructions with respect to the Shares may be issued to any transfer agent, transfer clerk, or other agent, at any time acting for the Corporation.

                                   ARTICLE V
                                   COVENANTS

     Each of the Buyer and the Seller hereby severally agrees:

     Section 5.01 Further Assurances. To proceed diligently to take or cause to be taken all actions and to do or cause to be done all things necessary, proper and advisable to perform the transactions contemplated by this Agreement, including the execution and delivery of such further documents and instruments as any party hereto may reasonably request.

     Section 5.02 Compliance. To comply in all material respects with all applicable rules and regulations of any Governmental Body in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby; to use all reasonable efforts to obtain in a timely manner all necessary waivers, consents and approvals and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable to perform and make effective as promptly as practicable the transactions contemplated by this Agreement.



     Section 5.03 Notice. To give prompt notice to the other parties of any material failure on its part, or on the part of any of its officers, directors, employees or agents, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any such notice shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.


                                   ARTICLE VI
                    CONDITIONS TO THE PURCHASER'S OBLIGATIONS

     All obligations of the Purchaser under this Agreement are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by the Purchaser in its sole discretion:

     Section 6.01 Seller's Performance. The Seller shall have performed and complied with all covenants, agreements and conditions on its part required by this Agreement to be performed or complied with by it prior to or as of the Effective Date.

     Section 6.02 This Agreement. The Purchaser shall have received a duly executed original of this Agreement.

     Section 6.03 Purchase Price. The Purchaser shall have received payment of the Purchase Price in accordance with the terms of Section 2.01(b).

                                  ARTICLE VII
                     CONDITIONS TO THE SELLER'S OBLIGATIONS

     All obligations of the Seller under this Agreement are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by the Seller in its sole discretion:

     Section 7.01 Purchaser's Performance. The Purchaser shall have performed and complied with all covenants, agreements and conditions on its part required by this Agreement to be performed or complied with by it prior to or at the Effective Date.

     Section 7.02 This Agreement. The Seller shall have received a duly executed original of this Agreement.

     Section 7.03 Shares. The Seller shall have received the certificates for the Shares in accordance with the terms of Section 2.01(a).

                                  ARTICLE VIII
                                 INDEMNIFICATION

     Section 8.01 By the Seller. The Seller agrees to indemnify and hold harmless the Purchaser and its respective partners, directors, officers, employees and agents (the "Purchaser Parties") against, and to reimburse the Purchaser Parties on demand with respect to, any and all losses, liabilities, obligations, suits, proceedings, demands, judgments, damages, claims, reasonable expenses and costs (including, without limitation, reasonable fees, expenses and disbursements of counsel) (collectively, "Losses") which each may suffer, incur or pay by reason of (i) the breach by the Seller of any representation or warranty made in this Agreement or in any agreement, certificate or other document executed by and delivered to the Purchaser pursuant to the provisions of this Agreement; or (ii) the failure of the Seller to perform any covenant or agreement required by this Agreement or any agreement executed pursuant to the provisions of this Agreement.

     Section 8.02 By the Purchaser. The Purchaser agrees to indemnify and hold harmless the Seller and its respective partners, directors, officers, employees and agents (the "Seller Parties") against, and to reimburse the Seller Parties on demand with respect to, any and all Losses which each may suffer, incur or pay by reason of (i) the breach by the Purchaser of any representation or warranty made by it in this Agreement or in any agreement, certificate or other document executed by the Purchaser and delivered to the Seller pursuant to the provisions of this Agreement; or (ii) the failure of the Purchaser to perform any covenant or agreement required by this Agreement or any agreement executed pursuant to the provisions of this Agreement.

     Section 8.03 Indemnification Procedure. The Purchaser Parties and the Seller Parties, as the case may be, (hereinafter, the applicable party or parties being indemnified, the "Indemnified Party" and the party or parties providing indemnity, the "Indemnifying Party") agree to give the Indemnifying Party prompt written notice of the occurrence of any event which either party asserts is an indemnifiable event hereunder. The Indemnifying Party shall be entitled, at its or his sole cost and expense, to participate in and to control the contest, defense, settlement or compromise (the "Defense") of any claim if the Indemnifying Party shall agree in writing within fifteen (15) calendar days after the receipt of notice of such claim that it is required, pursuant to this Article, to indemnify the Indemnified Party for the full amount of such claim (the "Claim Acknowledgement Procedure"). If the Indemnifying Party shall assume the Defense of a claim hereunder, the Indemnified Party shall be kept informed with respect to, and shall have the right to participate in, the Defense of any such claim. If the Indemnifying Party does not assume the defense of a claim within a reasonable time after notice thereof or, after assumption, does not thereafter diligently pursue the Defense or does not comply with the Claim Acknowledgement Procedure, the Indemnified Party shall be entitled to control the Defense of such matter for the account and at the expense of the Indemnifying Party. Notwithstanding the foregoing provisions of this Section, the Indemnified Party shall have the sole right to control the Defense of any claim if such claim is not a claim solely for monetary damages.

     Section 8.04 Limitations on Indemnification. Neither any Purchaser Party, on the one hand, nor any Seller Party, on the other hand, shall be entitled to be indemnified pursuant to Sections 8.01 and 8.02, as the case may be, unless and until the aggregate of all Losses incurred by the Purchaser Parties or the Seller Parties, as the case may be, shall exceed $ 75,000.00 (the "Basket") and, upon exceeding such amount, the Purchaser Parties or the Seller Parties, as the case may be, shall be entitled to be indemnified for all Damages (other than the initial $ 75,000.00 of Damages which comprised the Basket), on a dollar for dollar basis; provided, that the maximum aggregate amount of indemnification that may be received by the Purchaser Parties or the Seller Parties, as the case may be, shall not exceed Canadian $ One Hundred and Fifty Thousand Dollars (Canadian $150,000).

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.01 Survival of Representations and Warranties. Subject to Article VIII, all statements, certifications, indemnifications, representations and warranties made herein by the parties to this Agreement, and their respective covenants, agreements and obligations to be performed pursuant to the terms hereof, shall survive the Closing notwithstanding (1) any due diligence or examination or audit by or on behalf of any party hereto, (2) any notice of a breach or of a failure to perform not waived in writing; or (3) the consummation of the transactions hereby contemplated with knowledge of such breach or failure; provided, however that all such statements, certifications, indemnifications, representations and warranties contained herein shall terminate on the third anniversary date of the Effective Date, unless written notice of a claim of indemnification hereunder shall have been furnished within such one (1) year period.

     Section 9.02 Merger Provision. All prior or contemporaneous agreements, contracts, promises, representations and statements, if any, among the parties hereto as to the subject matter hereof, are merged into this Agreement. This Agreement, together with all agreements, Schedules, Exhibits, documents and other instruments to be attached hereto or delivered herewith sets forth the entire understanding between the parties, and there are no terms, conditions, representations, warranties or covenants other than those contained herein and in such agreements, Schedules, Exhibits, documents and other instruments to be attached hereto or delivered herewith.

     Section 9.03 Amendment and Modification. No term or provision of this Agreement may be amended, released, discharged or modified in any respect except in writing signed by the party to be charged and only to the extent therein set forth.

     Section 9.04 Waiver. No waiver shall be deemed to be made by any of the parties to any of its rights hereunder unless that waiver shall be in a writing signed by the waiving party and only to the extent therein set forth.

     (b) failure of any of the parties to exercise any power given such party hereunder or to insist upon strict compliance by any other party with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the right of any party to demand precise compliance with the terms of the Agreement.

     Section 9.05 Notices. All notices, consents, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed sufficiently given on (i) the day on which delivered personally or by facsimile during a business day to the appropriate location listed as the address below, (ii) three (3) business days after the posting thereof by United States registered or certified first class mail, return receipt requested with postage and fees prepaid, or (iii) one (1) business day after deposit thereof for overnight delivery. Such notices, consents, demands or other communications shall be addressed respectively:


         As to the Seller       Lingo Media Inc.
                                151 Bloor Street West, Suite 890
                                Toronto, Ontario
                                Canada M5S-1S4
                                Facsimile No.:  (416) 927-1222

        As to the Purchaser:   1476848 Ontario Limited
                               15 Glen Morris Street, Suite 4
                               Toronto, Ontario, Canada
                               Attn: William A. Montgomery
                               Facsimile No.: (416) 340-6231

or to any other address or facsimile number which such party may have subsequently communicated to the other parties in writing.

     Section 9.06 Governing Law. This Agreement shall be governed by, and construed under and in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof.

     Section 9.07 Submission to Jurisdiction. Each party hereto hereby submits to the non-exclusive jurisdiction of the state and federal courts located within State of New York with respect to all suits and actions arising under or out of this Agreement and each hereby waives any objection to the venue of any such court with respect to any such suit or action.

     Section 9.08 Captions. The captions and the table of contents appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Agreement or any of the provisions hereof.

     Section 9.09 Severability. If any term or provision of this Agreement, the application thereof to any person, or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held void or unenforceable shall not be affected thereby, and each term and provision of the Agreement shall be valid and be enforced to the fullest extent permitted by law.

     Section 9.10 Publicity. Any communications and notices to third parties and all other publicity concerning the transactions contemplated by this Agreement (other than governmental or regulatory filings) shall be planned and coordinated by and among the parties. Unless required by applicable law, none of the parties shall disseminate or make public or cause to be disseminated or made public any information regarding the transactions contemplated hereunder without the prior written approval of the other parties, which approval shall not be unreasonably withheld.

     Section 9.11 Binding Effect; Assignments. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other parties. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.



     Section 9.12 Cumulative Rights and Remedies. The rights and remedies provided for in this Agreement are cumulative and in addition to, and shall not restrict or limit, any other rights and remedies available at law or in equity.

     Section 9.13 Expenses of Transaction. The Buyer shall bear its own expenses, and the Seller shall bear its own expenses, in respect of this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated.

     Section 9.14 Third Parties. Other than the parties hereto, no person shall have any rights under or to enforce any provision of this Agreement.

     Section 9.15 Counterparts. This Agreement may be executed in one or more facsimile counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 28th day of May 2001.


                                   SELLER:

                                   LINGO MEDIA INC.


                                   By: /s/ Michael P. Kraft
                                      ------------------------------------------
                                         Name:  Michael P. Kraft
                                         Title: President, CEO & Director


                                   PURCHASER:

                                   1476848 ONTARIO INC.


                                   By: /s/ William A. Montgomery
                                     -------------------------------------------
                                         Name: William A. Montgomery
                                         Title:   President & Secretary

                                  Schedule 3.01

                                      None

                                  Schedule 3.09

                List of Outstanding Liabilities as of May 28, 2001 to be assumed by the Purchaser:


         Global Financial Press - Edgarization of SEC Filings     US $  3,435.43
         Revenue Canada - GST Owed                                US $  2,911.57
         Lingo Media Inc. - Loans since June 2000                 US $ 26,625.00

                                  Schedule 4.01

                                      None